EWBC Earnings Results   Third Quarter 2020   October 22, 2020

Forward-Looking Statements   2   Forward-Looking Statements   Certain matters set forth herein (including any exhibits hereto) constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-   looking statements relating to our current business plans and expectations regarding future operating results. Forward-looking statements may include, but are not limited to, the use of forward-looking   language, such as “likely result in,” “expects,” “anticipates,” “estimates,” “forecasts,” “projects,” “intends to,” “assumes,” or may include other similar words or phrases, such as “believes,” “plans,”   “trend,” “objective,” “continues,” “remains,” or similar expressions, or future or conditional verbs, such as “will,” “would,” “should,” “could,” “may,” “might,” “can,” or similar verbs, and the negative thereof.   These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and   uncertainties, some of which are beyond our control, include, but are not limited to, the impact of disease pandemics, such as the worldwide spread and any resurgence of COVID-19, on the Company,   its operations and its customers, employees and the markets in which the Company operates and in which its loans are concentrated; and the measures that international, federal, state and local   governments, agencies, law enforcement and/or health authorities implement to address it, which may precipitate or exacerbate one or more of the below-mentioned and/or other risks, and significantly   disrupt or prevent the Company from operating its business in the ordinary course for an extended period; changes in governmental policy and regulation, including measures taken in response to   economic, business, political and social conditions, such as the Small Business Administration’s Payment Protection Program, the CARES Act and any similar or related rules and regulations of the   Federal Reserve efforts to provide liquidity to the U.S. financial system, including changes in government interest rate policies, and to provide credit to private commercial and municipal borrowers, and   other programs designed to address the effects of the COVID-19 pandemic, as well as the resulting effect of all such items on the Company’s operations, liquidity and capital position, and on the   financial condition of the Company’s borrowers and other customers; changes in the U.S. economy, including an economic slowdown or recession, inflation, deflation, housing prices, employment   levels, rate of growth and general business conditions; the changes and effects thereof in trade, monetary and fiscal policies and laws, including the ongoing trade dispute between the United States   (“U.S.”) and the People’s Republic of China; changes in the commercial and consumer real estate markets; fluctuations in the Company’s stock price; changes in income tax laws and regulations; the   Company’s ability to compete effectively against other financial institutions in its banking markets; success and timing of our business strategies; our ability to retain key officers and employees; impact   on our funding costs, net interest income and net interest margin from changes in key variable market interest rates, competition, regulatory requirements and our product mix; changes in our costs of   operation, compliance and expansion; our ability to adopt and successfully integrate new technologies into our business in a strategic manner; impact of benchmark interest rate reform in the U.S. that   resulted in the Secured Overnight Financing Rate selected as the preferred alternative reference rate to the London Interbank Offered Rate; impact of a communications or technology disruption,   failure in, or breach of, the Company’s operational or security systems or infrastructure, or those of third parties with whom the Company does business, including as a result of cyber attacks; and other   similar matters which could result in, among other things, confidential and/or proprietary information being disclosed or misused and materially impact the Company’s ability to provide services to its   clients; adequacy of the Company’s risk management framework, disclosure controls and procedures and internal control over financial reporting; future credit quality and performance, including the   Company’s expectations regarding future credit losses and allowance levels; impact of adverse changes to the Company’s credit ratings from major credit rating agencies; impact of adverse judgments   or settlements in litigation; changes in consumer spending and savings habits; impact on the Company’s international operations due to political developments, disease pandemics, wars or other   hostilities that may disrupt or increase volatility in securities or otherwise affect economic conditions; changes in laws or the regulatory environment including regulatory reform initiatives and policies of   the U.S. Department of Treasury, the Federal Reserve, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the U.S. Securities and Exchange Commission, the   Consumer Financial Protection Bureau, the California Department of Business Oversight — Division of Financial Institutions, and SBA; impact of the Dodd-Frank Act on the Company’s business,   business practices, cost of operations and executive compensation; heightened regulatory and governmental oversight and scrutiny of our business practices, including dealings with consumers;   impact of reputational risk from negative publicity, fines and penalties and other negative consequences from regulatory violations and legal actions and from the Company’s interactions with business   partners, counterparties, service providers and other third parties; impact of regulatory enforcement actions; changes in accounting standards as may be required by the Financial Accounting   Standards Board or other regulatory agencies and their impact on critical accounting policies and assumptions; impact of other potential federal tax changes and spending cuts; the Company’s capital   requirements and its ability to generate capital internally or raise capital on favorable terms; impact on the Company’s liquidity due to changes in the Company’s ability to receive dividends from its   subsidiaries; any future strategic acquisitions or divestitures; continuing consolidation in the financial services industry; changes in the equity and debt securities markets; fluctuations in foreign currency   exchange rates; a recurrence of significant turbulence or disruption in the capital or financial markets, which could result in, among other things, a reduction in the availability of funding or increases in   funding costs, a reduction in investor demand for mortgage loans and declines in asset values and/or recognition of other-than-temporary impairment on securities held in our available-for-sale debt   securities portfolio; and impact of natural or man-made disasters or calamities, such as wildfires and earthquakes, which are particular to California, or conflicts or other events that may directly or   indirectly result in a negative impact on the Company’s financial performance. In addition to the risk factors enumerated above, the economic impact of the COVID-19 pandemic could cause actual   outcome to differ, possibly materially, from the Company’s forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond the   Company’s control. Given the ongoing and dynamic nature of the circumstances, it is difficult to predict the full impact of the COVID-19 pandemic on the Company’s business. The extent to which the   COVID-19 pandemic impacts the Company will depend on future developments that are uncertain and unpredictable, including the scope, severity and duration of the pandemic and its impact on the   Company’s customers, the actions taken by governmental authorities in response to the pandemic as well as its impact on global and regional economies, and the pace of recovery when the COVID-19   pandemic subsides, among others. For a more detailed discussion of some of the factors that might cause such differences, see the Company’s Annual Report on Form 10-K for the year ended   December 31, 2019 under the heading Item 1A. Risk Factors and the information set forth under Item 1A. Risk Factors in the Company’s Quarterly Reports on Form 10-Q. The Company does not   undertake, and specifically disclaims any obligation to update or revise any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as   required by law.

$263   $249   $219   2.42%   2.08%   1.74%   2.30%   0.25% 0.25%   $-   $50   $100   $150   $200   $250   3Q19 2Q20 3Q20   Adj.* PTPP income Adj.* PTPP profitability ratio   Avg. Fed Funds rate   1.58%   0.83%   1.26%   3Q19 2Q20 3Q20   14.1%   8.0%   12.5%   3Q19 2Q20 3Q20   15.7%   9.0%   13.9%   3Q19 2Q20 3Q20   Summary of Third Quarter 2020 Results   3   * See reconciliation of GAAP to non-GAAP financial measures in the   appendix and in the Company’s Earnings Press Releases.   Return on Average Assets   3Q20 Net Income   $160 million   3Q20 Diluted EPS   $1.12   Record Loans   $37.4 billion   Record Deposits   $41.7 billion   Record Demand Deposits   $14.9 billion   3Q20 Total Revenue   $374 million   3Q20 Adj.* Efficiency Ratio   41.3%   Adjusted* Pre-Tax, Pre-Provision   Income & Profitability Ratio   Return on Average Tangible Equity*Return on Average Equity   Adj.* PTPP income Adj.* PTPP profitability ratio   Avg. Fed Funds rate

$ in millions, except per share data 09.30.20 06.30.20 $ Change   Cash equivalents & ST investments $ 5,206 $ 5,065 $ 141   AFS debt securities & repo assets 5,749 5,145 604   Gross loans (ex. PPP) $ 35,669 $ 35,487 $ 182   PPP loans 1,772 1,747 25   Total loans, net of discounts $ 37,441 $ 37,233 $ 208   Allowance for loan losses (ALLL) (618) (632) 14   Net Loans $ 36,823 $ 36,601 $ 222   Other assets 2,593 2,597 (4)   Total Assets $ 50,371 $ 49,408 $ 963   Customer deposits $ 41,681 $ 40,673 $ 1,008   Short-term borrowings 60 253 (193)   FHLB advances & repo funding 1,005 957 48   PPP Liquidity Facility (PPPLF) 1,427 1,428 (1)   Other LT debt & finance lease liab. 152 152 -   Other liabilities 920 957 (37)   Total Liabilities $ 45,245 $ 44,420 $ 825   Total Stockholders' Equity $ 5,126 $ 4,987 $ 139   Book value per share $ 36.22 $ 35.25 $ 0.97   Tangible equity per share* $ 32.85 $ 31.86 $ 0.99   Gross loans / deposits 89.8% 91.5% (171) bp   ALLL / gross loans 1.65% 1.70% (5) bp   Tang. equity to tang. assets ratio* 9.32% 9.21% $ 11 bp   $11.5   31%$14.7   39%   $9.4   25%   $1.8   5%   $14.9   36%   $9.6   23%   $8.1   19%   $9.1   22%   4   09.30.20: Strong, Well-Diversified Balance Sheet   Record Loans as of 09.30.20: $37.4 billion   ($ in billions)   C&I (ex. PPP) Resi. mortgage & other consumerTotal CREPPP   IB Checking & SavingsMMDADDA Time   Record Deposits of 09.30.20: $41.7 billion   ($ in billions)   * See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press   Releases.

09.30.20: Strong Capital Ratios    Growing Equity: Book value per share of $36.22 as of 09.30.20: +3% Q-o-Q and +8% Y-o-Y.    Tangible equity* per share of $32.85 as of 09.30.20: +3% Q-o-Q and +9% Y-o-Y.    Tangible equity* to tangible assets ratio of 9.3% as of 09.30.20, increased from 9.2% as of 06.30.20.    Increasing risk-based capital ratios: CET1 capital, Tier 1 capital & total capital ratios all increased Q-o-Q as of 09.30.20.    Capital return to shareholders:    Dividend: Quarterly common stock dividend of 27.5 cents per share, or $1.10 per share annualized.    No buybacks during 3Q20.   5   Note: regulatory capital ratios as of 09.30.20 are preliminary.   * See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation and in the Company’s Earnings Press Releases.   Higher of the Regulatory requirement for the Minimum Capital Ratio + 2.5% Conservation Buffer,   or the Well Capitalized Ratio   EWBC as of 09.30.20EWBC as of 06.30.20   7.0%   8.5%   10.5%   5.0%   12.7% 12.7%   14.4%   9.7%   12.8% 12.8%   14.5%   9.8%   CET1   capital ratio   Tier 1   capital ratio   Total   capital ratio   Leverage   ratio

Grocers & Food Producers1%   1%   2%   3%   3%   3%   2%   2%   11%   1%   General Manufacturing & Wholesale   Private Equity   Oil & Gas   Entertainment   Real Estate Related   Technology & Life Science   Consumer Goods   Clean Energy   Healthcare   All Other C&I   Total Residential   Mortgage &   Other Consumer   25%   Total CRE   39%   PPP   5%   $11.5 billion   C&I   31% 2%   $37.4   billion   Total Loans   6   Total Loans: C&I Loans by Industry as % of Total Loans Outstanding   09.30.20: Diversified Commercial Loan Portfolio    C&I loans (ex. PPP): $11.5bn loans O/S plus $4.8bn undisbursed   commitments = $16.3bn total commitments as of 09.30.20.    Growth in C&I total commitments: $16.3bn as of 09.30.20,   up by 1% Q-o-Q (+5% ann.) from $16.1bn as of 06.30.20.    C&I loan line utilization: 71% as of 09.30.20, vs. 72%   as of 06.30.20, 75% as of 03.31.20, 71% as of 12.31.19.    C&I loans O/S (ex. PPP): M-o-M growth turned positive in Sep.,   reversing trend of negative monthly growth since March.    Q-o-Q, C&I loans O/S (ex. PPP) decreased $143mm, or   -1% (-5% ann.) from 06.30.20. Rate of change an   improvement relative to 2Q20 decrease of 7% (-29% ann.).    PPP loans: $1.8bn as of 09.30.20, up by $26mm Q-o-Q.

SoCal   55%   NorCal   23%   NY   6%   TX   6%   WA   3% Other   7%   09.30.20: Diversified Commercial Real Estate Portfolio   7   Total Loans: Total CRE Loans by Property Type as % of   Total Loans Outstanding    Total CRE loans: $14.7bn as of 09.30.20, Q-o-Q increase of   $171mm, up 1% Q-o-Q (+5% ann.).    Construction & land loans (in All Other CRE): $578mm, or 1.5%   of total loans. Total construction & land exposure of $906mm:   loans O/S plus $328mm in undisbursed commitments.    Geographic distribution reflects EWBC’s branch footprint.    Owner-occupied CRE of $2.2bn as of 09.30.20, equivalent   to 6% of total loans.   $14.7   billion   Total CRE   loans   Total CRE: Distribution by   Geography   Total Residential   Mortgage &   Other Consumer   25%   C&I   31%   $14.7 billion   Total CRE   39%   Retail, 9%   Office, 7%   Industrial, 6%   Hotel, 5%   All Other CRE, 4%   MFR, 8%PPP   5% $37.4   billion   Total Loans

<=50%   40%   >50% to 55%   16%   >55% to 60%   16%   >60% to 65%   16%   >65% to 70%   7%   >70%   5%   Total CRE: Distribution by LTV   $2.4 million   Avg. size   51%   Weigh. avg. LTV   8   09.30.20: Low LTV Commercial Real Estate Portfolio   ($ in mm)   Average   Loan Size   Weight. Avg.   LTV   Retail $ 2.2 mm 50%   Multifamily 1.2 mm 51%   Office 3.9 mm 53%   Industrial 2.4 mm 50%   Hotel 8.4 mm 53%   Construction &   Land   10.0 mm* 53%   Other 2.1 mm 49%   Total CRE $ 2.4 mm 51%   CRE LTV & Size by Property Type   * Construction & Land avg. size based on total commitment.    High percentage of CRE loans have full recourse & personal guarantees   from individuals or guarantors with substantial net worth.    Many of our customers have long-term relationships with East West Bank.

SoCal   42%   NorCal   14%   NY   27%   WA   8%   TX   2%   Other   7%   <=50%   32%   >50% to 55%   13%   >55% to 60%   45%   >60%   10%   09.30.20: Low LTV Single Family Mortgage Portfolio   9   SFR: Distribution by Geography SFR: Distribution by LTV   $7.8 billion   Single-family   mortgage   $386,000   Avg. outstanding   SFR size   53%   Avg. LTV    Single-family residential (SFR) loans of $7.8bn as of 09.30.20,   Q-o-Q increase of $126mm, up 2% Q-o-Q (+7% ann.).    Primarily originated through East West Bank branches.    Residential mortgage origination volume: strong origination   volume continued in 3Q20, consistent with pace from 1H2020.    3Q20 origination volume of $768mm ($519mm SFR & $250mm   HELOC), up by 19% Y-o-Y from $644mm in 3Q19.

<=50%   55%   >50% to 55%   7%   >55% to 60%   35%   >60%: 3%   SoCal   47%   NorCal   24%   NY   12%   WA   11%   Other   6%   09.30.20: Low LTV Home Equity Line of Credit Portfolio   10   HELOC: Distribution by Geography HELOC: Distribution by LTV*   $1.5 billion   HELOC   Loans   outstanding   $367,000   Avg. HELOC   commitment   48%   Avg. LTV*    HELOC: $1.5bn loans O/S plus $1.6bn in undisbursed   commitments = $3.1bn total commitments as of 09.30.20.    3Q20 growth: loans O/S increased $52mm, up 4% Q-o-Q   (+14% ann.). Total commitment up 3% Q-o-Q (+11% ann.).    Utilization rate of 48% as of 09.30.20, unchanged Q-o-Q.    As of 09.30.20, 86% of HELOC commitments were in first lien   position. HELOCs primarily originated through East West   Bank branches.   * Combined LTV   for 1st and 2nd   liens. Based on   commitment.   :

3Q20: COVID-19 Loan Deferral Statistics   11   Total Loans   Total CRE Loans   C&I Loans (ex. PPP)   Loans on Deferral:   Full vs. Partial Payment   Full payment deferral Partial payment deferral   1.9%2.7%   6.1% 1.5%   1.5%   1.9%   3.4%   4.2%   8.0%   10.20.2009.30.2006.30.20   0.3%0.3%   1.0%   0.2%   0.3%0.3%   1.2%   10.20.2009.30.2006.30.20   * Note: Deferrals as of 10.20.20: status: Active or Pending as of   10.20.20; balances: recorded investment as of 09.30.20.   Deferrals 06.30.20 Deferrals 09.30.20 9.30 vs. 6.30 Deferrals 10.20.20 10.20 vs. 09.30   $ in mm, except   ratios   $ Deferral   Balance   % of Loan   Portfolio   $ Deferral   Balance   % of Loan   Portfolio $ %   $ Deferral   Balance   % of Loan   Portfolio $ %   CRE - Hotel $ 731 37.6% $ 661 33.6% $ (70) -10% $ 543 27.6% $ (118) -18%   CRE - Retail 441 12.8% 252 7.4% (189) -43% 186 5.4% (66) -26%   CRE - All Other 374 4.1% 255 2.7% (119) -32% 236 2.5% (19) -7%   Total CRE $ 1,546 10.7% $ 1,168 8.0% $ (378) -24% $ 966 6.6% $ (203) -17%   Resi. Mortgage 1,303 14.3% 382 4.1% (921) -71% 272 3.0% (110) -29%   C&I (ex. PPP) 135 1.2% 33 0.3% (103) -76% 33 0.3% 1 2%   Total Loans $ 2,979 8.0% $ 1,582 4.2% $ (1,396) -47% $ 1,271 3.4% $ (312) -20%   2.8%   4.1%   6.0%   3.8%   3.9%   4.7%   6.6%   8.0%   10.7%   10.20.2009.30.2006.30.20    As of 10.20.20, $1.3bn loans on COVID-19 related deferral*, or 3.4% of   total loans, down QTD from 4.2% as of 09.30.20, and down from 8.0% as   of 06.30.20.    Only 1.9% of total loans are on full payment deferral as of 10.20.20.    55% of commercial loans on deferral are making partial payments   (generally, modifying principal & interest to interest-only payments).    4Q QTD & 3Q Q-o-Q decrease in deferrals: As of 10.20.20, loans on   deferral decreased 20% from 09.30.20, after decreasing 47% from   06.30.20.    Residential mortgage loans on deferral decreased 79% since 06.30.20;   reflects resiliency of East West’s customer base. Residential mortgage   loans on deferral: 3.0% as of 10.20.20.    Continued very low rate of C&I loans on deferral.    Tenor: most deferrals granted in 3-month increments.

ALLL by Loan Type:   $358   $483   $557   $632 $618   1.70% 1.65%   1.03%   1.39%   1.55%   1.78% 1.73%   0.50%   1.00%   1.50%   2.00%   2.50%   $-   $500   12.31.19 01.01.20   (CECL)   03.31.20 06.30.20 09.30.20   Allowance for loan losses ALLL/Loans HFI ALLL/Loans HFI (ex. PPP)    Allowance coverage of loans HFI: 1.65% as of 09.30.20, or   1.73% excluding PPP loans. Q-o-Q, the ALLL decreased $14mm.    Macroeconomic forecast as of 09.30.20 improved relative to   forecast as of 06.30.20; was the primarily driver for the Q-o-Q   reduction in the ALLL.    Updated forecast as of 09.30.20 projects less severe economic   conditions: unemployment rate, GDP growth.    The forecast-driven ALLL reduction was partially offset by   increased reserves for oil & gas loans, which increased from   9% to 10%.    3Q20 provision for credit losses: $10mm, compared to $102mm   in 2Q20 or $74mm in 1Q20.    3Q20 charge-offs: primarily from oil & gas: $22mm or 91% of net   charge-offs in 3Q20.   3Q20: Allowance for Loan Losses & Credit Costs   12   Composition of ALLL by Portfolio:   Allowance for Loan Losses Coverage Ratio   $   in   m   ill   io   n   s   Provision for Credit Losses & Net Charge-offs   $   in   m   ill   io   n   s   Total: $632   $   in   m   ill   io   n   s   ;   ra   tio   i   s   a   llo   w   a   n   c   e     c   o   v   e   ra   g   e   b   y   p   o   rt   fo   lio   Total:1.70%Total: $618 Total:1.65%   38   19   74   102   10   22   8   1   19   24   0.26%   0.10%   0.01%   0.21%   0.26%   3Q19 4Q19 1Q 2Q20 3Q20   Provision for credit los es Net Charge-offs NCO ratio (ann.)   C&I: oil & gas Total CREAll other C&I (ex. PPP) Resi. mortgage & consumer   114 118 9.0% 10.0%   267 271 2.6% 2.6%   220 201 1.5% 1.4%   31 28 0.34% 0.30%   0   06.30.20 09.30.20 06.30.20 09.30.20

$276   36%   $212   28%   $241   32%   $29   4%   09.30.20: Asset Quality Metrics by Portfolio   13   Special Mention Loans   Mix by Portfolio   Classified Loans   Mix by Portfolio   Nonaccrual Loans/Total Loans: 0.6%   $   in   m   ill   io   n   s   Nonperforming Assets   Mix by Portfolio   (subset of Classified)    Criticized loans: 3.9% of total loans as of   09.30.20, or $1,481mm, +18% Q-o-Q.    Special Mention: 1.9% of total loans,   or $723mm, +26% Q-o-Q, largely due   to inflows from CRE.    Classified: 2.0% of total loans, or   $758mm, +11% Q-o-Q, largely due to   inflows from oil & gas, followed by   inflows from other C&I.    Nonperforming Assets: 0.52% of total   assets as of 09.30.20, or $260mm, +29%   Q-o-Q, primarily from net inflow of O&G   loans to nonaccrual status.    Accruing loans 30-89 days past due:   0.23% of total loans as of 09.30.20, or   $85mm, Q-o-Q decrease of 25%.    Oil & Gas Loan Portfolio as of 09.30.20:    Reducing oil & gas exposure through   exits, charge-offs and workouts.    O&G Loans O/S: $1.2bn, down 8% Q-   o-Q, total commitments: $1.5bn, down   8% Q-o-Q.    YTD, O&G loans O/S down 12% and   total commitments down 17%.    Portfolio: 60% E&P; 33% midstream &   downstream; 7% oilfield services &   other.    Oil & Gas E&P production mix by   volume: 29% oil, 53% gas & 18% NGL   for 2021. Production hedged: 52% oil   and 59% gas hedged for 2021.   Classified Loans/Total Loans: 2.0%Special Mention / Total Loans: 1.9%   C&I: oil & gas CRE OREO & other NPAAll other C&I (ex. PPP) Resi. mortgage & consumer   $   in   m   ill   io   n   s   $   in   m   ill   io   n   s   $130   50%   $16   6%   $60   23%   $30   12%   $23   9%   $123   17%   $289   40%   $305   42%   $6   1%   Total:   $758mm   Total:   $723mm   Total:   $260mm   Special Mention Loans   Ratio by Portfolio   Classified Loans   Ratio by Portfolio   Nonaccrual Loans   Ratio by Portfolio   (subset of Classified)   23.5%   2.0% 1.6%   0.3%   09.30.20   10.5%   2.8% 2.1%   0.1%   09.30.20   11.1%   0.2% 0.4% 0.3%   09.30.20

3Q20: Summary Income Statement   14   * See slide 19 for noninterest income detail by category.   ** See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation and in the Company’s Earnings Press Releases.   Notable Items    2Q20 included gains on sales of AFS   debt securities of $10mm, driven by   $132mm in sales of municipal bonds in   2Q20.    2Q20 included debt extinguishment costs   of $9mm. Prepaid $150mm of   repurchase agreements in 2Q20.    Amortization of tax credit & other   investments: $12mm in 3Q20 vs. $25mm   in 2Q20.    Q-o-Q change reflects timing of tax   credit investment.    3Q20 effective tax rate: 19%, up from   12% in 2Q20 and 12% in 1Q20.    As of 09.30.20, expect full-year   effective tax rate will be 15%.    The Q-o-Q change in the 2Q effective   tax rate reflects the updated full-year   effective tax rate estimate.   3Q20 vs. 2Q20   $ in millions, except per share data 3Q20 2Q20 $ Change % Change   Net Interest Income $ 324.1 $ 343.8 $ (19.6) -6%   Fee income & net gains on sales of   loans*   48.0 52.2 (4.2) -8%   Gains on sales of AFS debt securities 0.7 9.6 (8.9) -93%   Other 0.9 (3.2) 4.1 NM   Total Noninterest Income* $ 49.6 $ 58.6 $ (9.1) -15%   Adjusted** noninterest expense $ 154.4 $ 153.3 $ 1.2 1%   Debt extinguishment costs - 8.7 (8.7) NM   Amortization of tax credit & other   investments + core deposit intangibles   13.2 25.7 (12.5) -49%   Total Noninterest Expense $ 167.6 $ 187.7 $ (20.1) -11%   Provision for credit losses on loans $ 9.9 $ 94.3 (84.4) -90%   Provision for credit losses on unfunded   commitments   0.1 8.1 (8.0) NM   Provision for credit losses $ 10.0 $ 102.4 $ (92.4) -90%   Income tax expense 36.6 12.9 23.7 183%   Effective tax rate 19% 12% 7%   Net Income $ 159.5 $ 99.4 $ 60.1 61%   Diluted EPS $ 1.12 $ 0.70 $ 0.42 60%   Weigh. avg. diluted shar s (in mm) 142.0 141.8 0.2 0%

12.2 12.2 12.2 12.1 11.5   12.9 13.4 14.0 14.4 14.6   8.6 8.8 9.0   9.1 9.3   1.5 1.8 $33.7   $34.5 $35.2   $37.1 $37.2    $-   $5.0   $10.0   $15.0   $20.0   $25.0   $30.0   $35.0   $40.0   $45.0   0   5   10   15   20   25   30   35   40   45   3Q19 4Q19 1Q20 2Q20 3Q20   9% 11% 10% 11% 11%   9% 8% 7% 8% 10%   L/D: 92% L/D: 92%   L/D: 94% L/D: 93%   L/D: 90%   3Q19 4Q19 1Q20 2Q20 3Q20   Loans / AEA Securities & other / AEA   IB Cash & equivalent / AEA Avg. Loan / Deposit Ratio   3Q20: Average Balance Sheet: Growth & Mix   15    3Q20 avg. loans grew $19mm Q-o-Q. Growth in CRE and resi.   mortgage offset by decrease in C&I and other consumer.    3Q20 avg. deposit growth of 3% Q-o-Q (+13% LQA). Strong   growth in demand & checking accounts, partially offset by   reduction in higher-cost CDs.    Avg. Non-IB DDA: 35% of total deposits in 3Q20, up from 34%   in 2Q20, and up from 29% in 3Q19.    Deposit growth in excess of loan growth: redeployed into lower   yielding assets, largely IB cash & deposits with banks.    Avg. loan-to-deposit ratio: 90% in 3Q20, down from 93% in   2Q20. Ex. PPP loans, avg. L/D ratio of 86% in 3Q.    IB cash & deposits with banks made up 10% of average earning   assets (“AEA”) in 3Q20, vs. 8% in 2Q20.   $   in   b   ill   io   n   s   Average Loans & Growth   0.2%   +9%   +23%   +9%   LQA avg. loan growth   C&I (ex. PPP) Total CRE Residential mortgage & other consumerPPP   Average Deposits & Growth   $   in   b   ill   io   n   s   LQA average deposit growth   +1%   +26% +13%   +10%   Avg. Earning Asset (AEA) Mix & Loan-to-Deposit Ratio   10.7 11.0 11.1 13.5   14.3   8.3 8.6 9.0   9.9 10.0   7.2 7.6 7.1   6.9 7.9   10.3 10.2 10.3   9.6 9.0   $36.6 $37.4 $37.5   $39.9 $41.2    $-   $5.0   $10.0   $15.0   $20.0   $25.0   $30.0   $35.0   $40.0   0   5   10   15   20   25   30   3   4   3Q19 4Q19 1Q20 2Q20 3Q20   DDA MMDA IB Checking & Savings Time

3Q20: Net Interest Income & Net Interest Margin   16    3Q20 NII: $324mm, -6% Q-o-Q from $344mm in 2Q20.    3Q20 adj.* NII: $318mm, -2% Q-o-Q from $323mm in 2Q20.    3Q20 NIM: 2.72%, down 32 bps Q/Q. Adj.* NIM: 2.77%, down 19 bps Q/Q.    Adjusted NII & NIM exclude impact of PPP loans & PPPLF.    PPP loan interest & deferred fee income, net of interest expense on   PPPLF: $6.5mm in 3Q20 (vs. $21mm in 2Q20).    Slower than expected forgiveness of loans reduced PPP fee income   accretion in 3Q20. Expecting 4Q20 PPP income (including interest) of   $15mm.    3Q20 avg. PPP loans: $1.8bn; avg. PPPLF: $1.4bn.    4Q20 Outlook: NII: up 3%-5%; GAAP NIM: 2.75% - 2.85% (with PPP).    Repricing of maturing CDs to lower rates.    Repayment of PPPLF ahead of PPP loan forgiveness.    Future stability in loan yields as variable-rate loans have largely been   repriced down.   Impact to NIM from Q-o-Q Change in Yields, Rates, PPP & AEA Mix   Adj.* Net Interest Income & Adj.* Net Interest Margin   $   in   m   ill   io   n   s   * Adj. NII & adj. NIM: ex. PPP in 3Q20 & 2Q20; ex SOP-03 in 3Q19 and 4Q19.   2Q20   NIM   3Q20   NIM   Lower   loan   yields   Lower   other asset   yields   More lower   yielding assets   in AEA mix   Lower   cost of   deposits   Adj.*   NIM ex   PPP:   2.96%   Lower   cost of   borrowings   Reduced   PPP fee   income   -14 bps   -6 bps   -12 bps   -13 bps   +12 bps +1 bp   2Q20   NIM:   3.04%   3Q20   NIM:   2.72%   Adj.*   NIM ex   PPP:   2.77%   * See reconciliation of GAAP to non-GAAP financial   measures in the appendix and in the Company’s Earnings   Press Releases.   $367 $362 $363   $323 $318   3.56% 3.41% 3.44%   2.96%   2.77%   3.59% 3.47% 3.44%   3.04%   2.72%   2.30%   1.83%   1.42%   0.25%   0.25%   2.17%   1.79%   1.41% 0.36%   0.16%   3Q19 4Q19 1Q20 2Q20 3Q20   Adj.* NII Adj.* NIM NIM   Avg. Fed Funds rate Avg. 1M LIBOR rate

453 468   476   576   377   356   463 435   343 343   447 430   C&I (ex. PPP) Total CRE SFR HELOC   1Q20 2Q20 3Q20   13%   17%   30%   29%   6% 5%   3Q20: Average Loan Yields   17   Adj.* Avg. Loan Yield vs. Prime & LIBOR   Adj.* avg. loan yield   Avg. 1M LIBOR Rate   Avg. Prime Rate   Loan Portfolio by Index Rate (09.30.20)   Average Loan Yield (in bps) by Portfolio in 2020    3Q20 avg. loan yield: 3.60% (vs. 3.98% in 2Q20). Ex. PPP, adj.* avg.   loan yield: 3.70% in 3Q20 (vs. 3.90% in 2Q20).    Variable-rate portfolio repriced: nearly 90% of variable rate loans   linked to benchmark interest rates with duration of 3M or less, primarily   Prime or 1-month LIBOR.    Relatively stable SFR yield: lower rate sensitivity for EWBC’s core   low-doc SFR product. Between 3Q20 and 1Q20, the rate on this   portfolio declined by only 29 bps.    Loan Yields: growing fixed-rate loans to organically reduce asset   sensitivity. Year-over-year, fixed rate loans (ex. PPP) increased 30%.   * See reconciliation of GAAP to non-GAAP financial   measures in the appendix and in the Company’s Earnings   Press Releases.   Total fixed   and hybrid   in fixed   period 30%   (ex PPP).   GAAP Yield:   3.98%   GAAP   Yield:   3.60%   Variable:   LIBOR rates   Hybrid in fixed   rate period   Fixed rate   Variable:   Prime rate   Variable:   all other rates   PPP   C&I: 70%   LIBOR or   Prime w/   weigh. avg.   reset:   1.3 mo.   CRE: 74%   LIBOR or   Prime w/   weigh. avg.   reset:   1.2 mo.   SFR: 55%   Hybrid in   fixed-rate   period.   28% Fixed   rate.   HELOC:   100%   Prime w/   weigh. avg.   reset:   1 mo.   4.71%   3.90%   3.70% 4.42%   3.25% 3.25%   1.41%   0.36%   0.16%   1Q20 2Q20 3Q20

105   94   82   47   33   149   134   117   71   50   2.30%   1.83%   1.42%   0.25%   0.25%   3Q19 4Q19 1Q20 2Q20 3Q20   Avg. cost of deposits Avg. cost of IB deposits Avg. Fed Funds Rate   3Q20: Average Cost of Deposits   18   Avg. Cost of Deposits (in bps) Relative to Fed Funds Rate  Spot rate of total deposits: 0.29% as of 09.30.20 (vs.   0.33% avg. in 3Q20).    Spot rate of IB deposits: 0.46% as of 09.30.20 (vs.   0.50% avg. in 3Q20).    For historical context 3Q15 vs. 3Q20: in 3Q15 – last   full quarter under zero interest rate policy – avg. cost of   deposits was 28 bps and avg. cost of IB deposits was   40 bps. Largest difference comes from the avg. cost of   CDs. Currently, CD book still in process of maturing and   repricing to lower rates.    Continued decrease in deposit costs: repricing of   maturing CDs to lower rates.    Domestic CD spot rate as of 09.30.20: 0.81% (down   from 1.08% as of 06.30.20).    Originations & renewals of CDs in 3Q20: $5.1bn @   blended rate of 0.43%. High rate of retention on   maturing domestic branch CDs.    Retention rate of domestic branch CDs: 92% in   3Q20 (up from 86% in 2Q20).    Future maturities of CDs with interest rate >1.00%:    4Q20: $1.4bn @ blended rate of 1.45%.    1Q21: $1.3bn @ blended rate of 1.26%.   Avg. Cost of Deposits (in bps):   3Q15 (last full quarter in a ZIRP) vs. 3Q20   28   40   30 29   20   62   33   50   31   27 26   93   Cost of   deposits   IB Cost of   deposits   IB Checking MMDA Savings Time   3Q15 3Q20

15.0   17.2 15.8   21.9   18.7 39%   9.7   9.8   10.4   10.9   12.6 26%   8.1   6.0 7.8   4.6   3.3 7%   4.8 4.2   5.4   3.1   4.6 9%   11.1   14.1   14.1 11.6   8.5 18%   1%   $50.9   $52.5   $54.4   $52.2   $48.0   0.0   10.0   20.0   30.0   40.0   50.0   60.0   3Q19 4Q19 1Q20 2Q20 3Q20 3Q20 Mix   Lending fees Deposit account fees Foreign exchange income   Wealth management fees IRC revenue Net gains on sales of loans   Total noninterest income: $50mm in 3Q20 vs. $59mm in 2Q20.    Fee income and net gains on sales of loans:   $48mm in 3Q20, down $4mm or -8% Q-o-Q.    Lending fees: $19mm in 3Q20, down $3mm Q-o-Q.    3Q lending fees included $4mm from increase in the   valuation of warrants received as part of lending   relationships, vs. $8mm included in 2Q.    Customer-driven letters of credit fees ($10mm in 3Q)   increased by $1mm Q-o-Q.    Increase in customer-driven transactions: deposit account   fees: up $2mm Q-o-Q; wealth mgmt. fees: up $1.5mm Q-o-Q.    FX fees: $3mm in 3Q20, down $1mm Q-o-Q due to   downward revaluations of FX-denominated balance sheet   items, partially offset by increase in customer-driven   transactions.   3Q20: Noninterest Income Detail   19   Interest Rate Contracts and Other Derivative Income Detail   ($ in millions) 3Q19 4Q19 1Q20 2Q20 3Q20   Revenue $ 11.1 $ 14.1 $ 14.1 $ 11.6 $ 8.5   CVA (2.7) 3.7 (7.0) (5.5) (3.0)   Total $ 8.4 $ 17.8 $ 7.1 $ 6.1 $ 5.5   * Fee income excludes: credit valuation adjustment (“CVA”) related to   interest rate contracts (“IRC”) and other derivatives; net gains on   sales of securities; gains on sale of fixed assets, and other income.    Revenue – interest rate contracts and other derivatives transaction fees.    CVA – related to interest rate contracts and other derivatives.   Fee Income & Net Gains on Sales of Loans *   $   in   m   ill   io   n   s

97.8 101.1 102.0 97.0 99.8 65%   17.9 17.1   17.1   16.2 16.6 11%   9.9 11.2 10.0 11.8 12.1 8%   7.1   9.4 9.5   9.1 8.4 5%   23.4   23.3   20.8   17.8 16.2 11%   $158.6   $165.3   $160.6   $153.3 $154.4   0.0   20.0   40.0   60.0   80.0   100.0   120.0   140.0   160.0   180.0   3Q19 4Q19 1Q20 2Q20 3Q20 3Q20 Mix   Comp and employee benefits Occupancy & Equipment   Computer software & Data processing Deposit & loan related   Consulting Other operating expense   $159 $165 $161 $153 $154   37.7% 38.3% 38.5% 38.1% 41.3%   0.0%   70.0%   $-   $170   3Q19 4Q19 1Q20 2Q20 3Q20   Adj.* noninterest expense Adj.* efficiency ratio   3Q20: Operating Expense & Efficiency   20   Adjusted* Noninterest Expense   $   in   m   ill   io   n   s   *See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation and   in the Company’s Earnings Press Releases.   Adj.* Noninterest Expense & Adj.* Efficiency Ratio    3Q20 total noninterest expense: $168mm, decrease of   11% Q-o-Q.    3Q20 adj.* noninterest expense: $154mm, increase of   1% Q-o-Q and decrease of 3% Y-o-Y.    Excluding the impact of PPP loan origination costs   deferred in 2Q20, 3Q20 compensation expense of   $100mm decreased 4% Q-o-Q from $104mm in 2Q20.   In 2Q20, $7mm of comp. expense associated with   PPP loan origination was deferred.    Q-o-Q increase in computer software expense reflects   amortization of previously capitalized investment   spend.   $   in   m   ill   io   n   s

APPENDIX

Appendix: GAAP to Non-GAAP Reconciliation   22   EAST WEST BANCORP, INC. AND SUBSIDIARIES   GAAP TO NON-GAAP RECONCILIATION   ($ in thousands)   (unaudited)   Adjusted efficiency ratio represents adjusted noninterest expense divided by revenue. Adjusted pre-tax, pre-provision profitability ratio represents revenue less adjusted noninterest   expense, divided by average total assets. Adjusted noninterest expense excludes the amortization of tax credit and other investments, the amortization of core deposit intangibles,   and the extinguishment cost on repurchase agreements. Management believes that the measures and ratios presented below provide clarity to financial statement users regarding   the ongoing performance of the Company and allow comparability to prior periods.   (1) Annualized.   Three Months Ended   September 30, 2020 June 30, 2020 September 30, 2019   Net interest income before provision for credit losses (a) $ 324,130 $ 343,775 $ 369,807   Total noninterest income 49,580 58,637 51,474   Total revenue (b) $ 373,710 $ 402,412 $ 421,281   Total noninterest expense (c) $ 167,650 $ 187,696 $ 176,630   Less: Amortization of tax credit and other investments (12,286) (24,759) (16,833)   Amortization of core deposit intangibles (927) (931) (1,148)   Repurchase agreements’ extinguishment cost — (8,740) —   Adjusted noninterest expense (d) $ 154,437 $ 153,266 $ 158,649   Efficiency ratio (c)/(b) 44.86% 46.64% 41.93 %   Adjusted efficiency ratio (d)/(b) 41.33% 38.09% 37.66 %   Adjusted pre-tax, pre-provision income (b)-(d) = (e) $ 219,273 $ 249,146 $ 262,632   Average total assets (f) $ 50,247,259 $ 48,228,914 $ 43,136,273   Adjusted pre-tax, pre-provision profitability ratio (1) (e)/(f) 1.74% 2.08% 2.42 %   Adjusted noninterest expense/average assets (1) (d)/(f) 1.22% 1.28% 1.46%

Appendix: GAAP to Non-GAAP Reconciliation   23   EAST WEST BANCORP, INC. AND SUBSIDIARIES   GAAP TO NON-GAAP RECONCILIATION   ($ in thousands)   (unaudited)   The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Tangible equity and tangible equity to   tangible assets ratio are non-GAAP financial measures. Tangible equity and tangible assets represent stockholders’ equity and total assets, respectively, which have been reduced   by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking   regulators and analysts, the Company has included them below for discussion.   (1) Includes core deposit intangibles and mortgage servicing assets.   September 30,   2020   June 30,   2020   September 30,   2019   Stockholders’ equity (a) $ 5,126,106 $ 4,987,243 $ 4,882,664   Less: Goodwill (465,697) (465,697) (465,697)   Other intangible assets (1) (12,369) (13,490) (17,435)   Tangible equity (b) $ 4,648,040 $ 4,508,056 $ 4,399,532   Total assets (c) $ 50,371,477 $ 49,407,593 $ 43,274,659   Less: Goodwill (465,697) (465,697) (465,697)   Other intangible assets (1) (12,369) (13,490) (17,435)   Tangible assets (d) $ 49,893,411 $ 48,928,406 $ 42,791,527   Total stockholders’ equity to total assets ratio (a)/(c) 10.18% 10.09% 11.28 %   Tangible equity to tangible assets ratio (b)/(d) 9.32% 9.21% 10.28%

24   Appendix: GAAP to Non-GAAP Reconciliation (cont’d)   EAST WEST BANCORP, INC. AND SUBSIDIARIES   GAAP TO NON-GAAP RECONCILIATION   ($ in thousands)   (unaudited)   In April 2020, the Company started accepting applications under the PPP administered by the Small Business Administration (“SBA”) under the Coronavirus Aid, Relief, and Economic Security Act and began to originate loans to qualified small   businesses. These loans are included in the Company’s C&I portfolio, have an interest rate of one percent, and are 100% guaranteed by the SBA. As of September 30, 2020, the majority of the Company’s PPP loans have a contractual term of two   years. The SBA pays the Company fees for processing PPP loans in the following amounts: (i) five percent for loans of not more than $350,000; (ii) three percent for loans of more than $350,000 and less than $2,000,000; and (iii) one percent for   loans of at least $2,000,000. Loan processing fees paid to the Company from the SBA are accounted for as loan origination fees, where net deferred fees are recognized on a straight line basis over the estimated life of the loan as a yield adjustment   on the loans. If a loan is paid off or forgiven by the SBA prior to its projected estimated life, the remaining unamortized deferred fees will be recognized as interest income in that period. As of September 30, 2020, the Company has drawn down   $1.43 billion from the PPPLF and pledged the same amount in PPP loans as collateral.   Adjusted loan yield for the three months ended September 30, 2020 and June 30, 2020, and nine months ended September 30, 2020 excludes the impact of PPP loans. Adjusted net interest margin for the three months ended September 30, 2020 and   June 30, 2020, and nine months ended September 30, 2020 excludes the impact of PPP loans and advances from the PPPLF. Management believes that presenting the adjusted average loan yield and adjusted net interest margin provides   comparability to prior periods and these non-GAAP financial measures provide supplemental information regarding the Company’s performance.         Three Months Ended Nine Months Ended   Yield on Average Loans   September 30,   2020   June 30,   2020   September 30,   2019   September 30,   2020   September 30,   2019   Interest income on loans (a) $ 336,542 $ 367,393 $ 433,658 $ 1,115,804 $ 1,291,642   Less: Interest income on PPP loans (7,778) (21,289) — (29,067) —   Adjusted interest income on loans (b) $ 328,764 $ 346,104 $ 433,658 $ 1,086,737 $ 1,291,642    Average loans (c) $ 37,160,445 $ 37,141,773 $ 33,661,282 $ 36,487,859 $ 33,023,713   Less: Average PPP loans (1,764,411) (1,465,013) — (1,078,985) —   Adjusted average loans (d) $ 35,396,034 $ 35,676,760 $ 33,661,282 $ 35,408,874 $ 33,023,713    Average loan yield (1) (a)/(c) 3.60% 3.98% 5.11% 4.08% 5.23 %   Adjusted average loan yield (1) (b)/(d) 3.70% 3.90% 5.11% 4.10% 5.23 %    Net Interest Margin   Net interest income (e) $ 324,130 $ 343,775 $ 369,807 $ 1,030,612 $ 1,099,594   Less: Interest income on PPP loans (7,778) (21,289) — (29,067) —   Add: Interest expense on advances from the   PPPLF 1,259 463 — 1,722 —   Adjusted net interest income (f) $ 317,611 $ 322,949 $ 369,807 $ 1,003,267 $ 1,099,594    Average interest- arni g assets (g) $ 47,428,586 $ 45,413,242 $ 40,919,386 $ 45,076,734 $ 39,716,462   Less: Averag PPP loa (1,764,411) (1,465,013) — (1,078,985) —   Adjusted average interest-earning assets (h) $ 45,664,175 $ 43,948,229 $ 40,919,386 $ 43,997,749 $ 39,716,462    Net interest margin (1) (e)/(g) 2.72% 3.04% 3.59% 3.05% 3.70 %   Adjusted net interest margin (1) (f)/(h) 2.77% 2.96% 3.59% 3.05% 3.70%      (1) Annualized.